SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2005

REPUBLIC PROPERTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-32699	203241867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1280 Maryland Avenue, SW Suite 280 Washington, D.C.		200024
(Address of principal executive offices)		(Zip Code)

(202)863-0300

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On December 20, 2005, we completed our initial public offering.  In connection with the closing of the offering, we engaged in a series of transactions (the “Formation Transactions”) pursuant to which we adopted certain organizational documents and entered into or amended certain material agreements.  Forms or executed copies of the agreements, as the case may be, were previously filed as exhibits to our registration statement on Form S-11 (File No. 333-128554), and subsequent amendments thereto (the “Registration Statement”).  Each of the documents that were entered into in connection with the closing of the offering are attached as Exhibits 1.1, 3.1, 3.2 and 10.1 through 10.15 to this Current Report on Form 8-K.  More detailed descriptions concerning these documents are set forth in the sections entitled “Formation Transactions,” “Business and Properties,” “Management,” “Certain Relationships and Related Transactions,” “Structure and Description of our Operating Partnership,” “Description of Shares,” “Shares Eligible for Future Sale,” and “Underwriting” in the prospectus included in our  Registration Statement, and such descriptions in these sections are incorporated herein by reference.

Item 2.03.              Creation of a Direct Financial Obligation or a Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 20, 2005, concurrently with the closing of our initial public offering, we assumed certain material financial obligations under the following outstanding mortgage loans:

Pender Business Park: This loan, with a remaining principal balance of approximately $20.7 million (as of December 20, 2005), bears interest at a fixed rate of 5.8% and matures in October 2009.  We are required to make monthly payments of principal and interest on this loan and it may not be prepaid but may be defeased, and the property released from the lien of the deed of trust, by purchasing and substituting as collateral U.S. Treasury securities.

The foregoing description of our Pender Business Park indebtedness is qualified in its entirety by the full terms and conditions of the promissory note and deed of trust concerning this property, copies of which have been filed as Exhibits 10.16 and 10.17, respectively, to this Current Report on Form 8-K and such exhibits are incorporated herein by reference.

Willowwood III and IV: This loan, with a remaining principal balance of approximately $40 million (as of December 20, 2005), bears interest at a fixed rate of 4.5% and matures in June 2008.  We are required to make monthly payments of principal and interest on this loan and it may not be prepaid prior to April 2008.  Prior to such date, the loan may be defeased, and the property released from the lien of the deed of trust, by purchasing and substituting as collateral U.S. Treasury securities. We also have provided the lender under this loan with a payment and performance guarantee.

The foregoing description of our Willowwood III and IV indebtedness is qualified in its entirety by the full terms and conditions of the promissory note and deed of trust concerning this property, copies of which have been filed as Exhibits 10.18 and 10.19, respectively, to this Current Report on Form 8-K and such exhibits are incorporated herein by reference.

Lakeside I and II: This loan, with a remaining principal balance of approximately $19.5 million (as of December 20, 2005), bears interest at a fixed rate of 4.6% and matures in June 2008.  We are required to make monthly payments of principal and interest on this loan and it may not be prepaid prior to March 2008.  Prior to such date, the loan may be defeased, and the property released from the lien of the deed of trust, by purchasing and substituting as collateral U.S. Treasury securities.

The foregoing description of our Lakeside I and II indebtedness is qualified in its entirety by the full terms and conditions of the promissory note and deed of trust concerning this property, copies of which have been filed as Exhibits 10.20 and 10.21, respectively, to this Current Report on Form 8-K and such exhibits are incorporated herein by reference.

Republic Building:  This loan, with a remaining principal balance of approximately $105.8 million (as of December 20, 2005), bears interest at a fixed rate of 5.2% and matures in July 2012.  We are required to make monthly payments of interest on this loan and it may not be prepaid except during the last three months of the loan term.  At any time after the earlier of two years after a securitization of the loan and four years after the loan closing date, the loan may be defeased, and the property released from the lien of the deed of trust, by purchasing and substituting as collateral U.S. Treasury securities.

The foregoing description of our Republic Building indebtedness is qualified in its entirety by the full terms and conditions of the promissory note and deed of trust concerning this property, copies of which have been filed as Exhibits 10.22 and 10.23, respectively, to this Current Report on Form 8-K and such exhibits are incorporated herein by reference.

Presidents Park I, II and III: On December 20, 2005, in connection with our assumption of the outstanding mortgage indebtedness on the Presidents Park properties, we entered into an amendment to the original mortgage which, among other items, extended the maturity date and interest rate of the outstanding indebtedness. As amended, this loan, which has a remaining principal balance of approximately $33.0 million (as of December 20, 2005), bears interest at one-month LIBOR plus 1.0%, which at December 20, 2005 was 5.3% and matures in April 2006.

The foregoing description of our Presidents Park I, II and III indebtedness is qualified in its entirety by the full terms and conditions of the loan agreements concerning this property, copies of which have been filed as Exhibits 10.24 and 10.25, respectively, to this Current Report on Form 8-K and such exhibits are incorporated herein by reference.

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

By unanimous written consent on December 13, 2005, our board of trustees appointed Messrs. Gregory H. Leisch and John S. Chalsty to serve as independent trustees, effective as of the consummation of our initial public offering, which occurred on December 20, 2005.  Mr. Leisch serves as the chairperson of the nominating and corporate governance committee and as a member of the audit and compensation committees.  Mr. Chalsty serves as the chairperson of the compensation committee and as a member of the audit and nominating and corporate governance committees.

There is no arrangement or understanding between any of Messrs. Leisch or Chalsty and any other persons pursuant to which he was selected as a member of our board of trustees.  In addition, there is no relationship between either of Messrs. Leisch or Chalsty that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 9.01.              Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   The following exhibits are filed as part of this report:

Exhibit No.

1.1	Underwriting Agreement, dated as of December 14, 2005, by and among Republic Property Trust, Republic Property Limited Partnership, Lehman Brothers Inc. and Bear, Stearns & Co. Inc.

3.1	Articles of Amendment and Restatement of Declaration of Trust of Republic Property Trust

3.2	First Amended and Restated Bylaws of Republic Property Trust

10.1	First Amended and Restated Agreement of Limited Partnership of Republic Property Limited Partnership

10.2	Amendment to Contribution Agreement, dated as of December 20, 2005, by and among Republic Property Trust, Republic Property Limited Partnership and the partners of RPT 1425 LLC

10.3

Amendment to Contribution Agreement, dated as of December 20, 2005, by and among RKB Washington Property Fund I L.P., Republic Property Limited Partnership, Richard L. Kramer, Steven A. Grigg, Mark R. Keller and the other parties named therein

10.4

Amendment to Development Services Rights and Management Services Rights Contribution Agreement, dated as of December 20, 2005, by and between Republic Properties Corporation and Republic Property Limited Partnership (Republic Square I)

10.5

Amendment to Development Services Rights and Management Services Rights Contribution Agreement, dated as of September 23, 2005, by and among Republic Properties Corporation, Richard L. Kramer, Steven A. Grigg and Republic Property Limited Partnership (Portals III)

10.6	Employment Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Mark R. Keller

10.7	Employment Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Steven A. Grigg

10.8	Employment Agreement, dated as of December 20, 2005, by and between Gary R. Siegel

10.9	Noncompetition Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Steven A. Grigg

10.10	Noncompetition Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Richard L. Kramer

10.11	Noncompetition Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Gary R. Siegel

10.12	Noncompetition Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Republic Properties Corporation

10.13	Republic Property Trust 2005 Omnibus Long-Term Incentive Plan, effective as of December 13, 2005

10.14	Republic Property Trust Trustees Deferred Compensation Plan, effective as of December 14, 2005

10.15	Republic Property Trust Trustees Compensation Policy, effective as of December 14, 2005

10.16	Fixed Rate Note, dated September 23, 2002, made by RKB Pender LLC and payable to JPMorgan Chase Bank

10.17	Deed of Trust and Security Agreement, dated September 23, 2002, made by RKB Pender for the benefit of JPMorgan Chase Bank

10.18	Deed of Trust Note, dated June 13, 2003, made by RKB Willowwood LLC and payable to Archon Financial, L.P.

10.19	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, June 13, 2003, made by RKB Willowwood LLC for the benefit of Archon Financial, L.P.

10.20	Deed of Trust Note, dated May 13, 2003, made by RKB Lakeside LLC and payable to Archon Financial, L.P.

10.21	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, May 13, 2003, made by RKB Lakeside LLC for the benefit of Archon Financial, L.P.

10.22	Deed of Trust Note, dated June 15, 2005, made by RPT 1425 New York Avenue LLC and payable to Archon Financial, L.P.

10.23	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated June 15, 2005, made by RPT 1425 New York Avenue LLC for the benefit of Archon Financial, L.P.

10.24	Loan Agreement, dated as of December 29, 2004, by and among Archon Financial, L.P., Presidents Park I LLC, Presidents Park II LLC and Presidents Park III LLC

10.25

Amendment to Loan Agreement, dated as of December 20, 2005, by and among Goldman Sachs Mortgage Company, Presidents Park I LLC, Presidents Park II LLC, Presidents Park III LLC and Republic Property Limited Partnership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Property Trust

Date: December 22, 2005	By:	/s/ Mark R. Keller
Mark R. Keller
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
1.1	Underwriting Agreement, dated as of December 14, 2005, by and among Republic Property Trust, Republic Property Limited Partnership, Lehman Brothers Inc. and Bear, Stearns & Co. Inc.

3.1	Articles of Amendment and Restatement of Declaration of Trust of Republic Property Trust

3.2	First Amended and Restated Bylaws of Republic Property Trust

10.1	First Amended and Restated Agreement of Limited Partnership of Republic Property Limited Partnership

10.2	Amendment to Contribution Agreement, dated as of December 20, 2005, by and among Republic Property Trust, Republic Property Limited Partnership and the partners of RPT 1425 LLC

10.3

Amendment to Contribution Agreement, dated as of December 20, 2005, by and among RKB Washington Property Fund I L.P., Republic Property Limited Partnership, Richard L. Kramer, Steven A. Grigg, Mark R. Keller and the other parties named therein

10.4

Amendment to Development Services Rights and Management Services Rights Contribution Agreement, dated as of December 20, 2005, by and between Republic Properties Corporation and Republic Property Limited Partnership (Republic Square I)

10.5

Amendment to Development Services Rights and Management Services Rights Contribution Agreement, dated as of September 23, 2005, by and among Republic Properties Corporation, Richard L. Kramer, Steven A. Grigg and Republic Property Limited Partnership (Portals III)

10.6	Employment Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Mark R. Keller

10.7	Employment Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Steven A. Grigg

10.8	Employment Agreement, dated as of December 20, 2005, by and between Gary R. Siegel

10.9	Noncompetition Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Steven A. Grigg

10.10	Noncompetition Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Richard L. Kramer

10.11	Noncompetition Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Gary R. Siegel

10.12	Noncompetition Agreement, dated as of December 20, 2005, by and between Republic Property Trust and Republic Properties Corporation

10.13	Republic Property Trust 2005 Omnibus Long-Term Incentive Plan, effective as of December 13, 2005

10.14	Republic Property Trust Trustees Deferred Compensation Plan, effective as of December 14, 2005

10.15	Republic Property Trust Trustees Compensation Policy, effective as of December 14, 2005

10.16	Fixed Rate Note, dated September 23, 2002, made by RKB Pender LLC and payable to JPMorgan Chase Bank

10.17	Deed of Trust and Security Agreement, dated September 23, 2002, made by RKB Pender for the benefit of JPMorgan Chase Bank

10.18	Deed of Trust Note, dated June 13, 2003, made by RKB Willowwood LLC and payable to Archon Financial, L.P.

10.19	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, June 13, 2003, made by RKB Willowwood LLC for the benefit of Archon Financial, L.P.

10.20	Deed of Trust Note, dated May 13, 2003, made by RKB Lakeside LLC and payable to Archon Financial, L.P.

10.21	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, May 13, 2003, made by RKB Lakeside LLC for the benefit of Archon Financial, L.P.

10.22	Deed of Trust Note, dated June 15, 2005, made by RPT 1425 New York Avenue LLC and payable to Archon Financial, L.P.

10.23	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated June 15, 2005, made by RPT 1425 New York Avenue LLC for the benefit of Archon Financial, L.P.

10.24	Loan Agreement, dated as of December 29, 2004, by and among Archon Financial, L.P., Presidents Park I LLC, Presidents Park II LLC and Presidents Park III LLC

10.25

Amendment to Loan Agreement, dated as of December 20, 2005, by and among Goldman Sachs Mortgage Company, Presidents Park I LLC, Presidents Park II LLC, Presidents Park III LLC and Republic Property Limited Partnership